EXHIBIT 10.57

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of January 3, 2001, by and among LaserSight Incorporated, a Delaware corporation (the "Company"), with headquarters located at 3300 University Boulevard, Suite 140, Winter Park, Florida 32792, and Luis A. Ruiz, M.D. and Sergio Lenchig (collectively, "Licensors"), with regard to the following:

                                    RECITALS
                                    --------

         A. In connection with the Amended and Restated License and Royalty Agreement dated of even date herewith by and among the LaserSight Technologies, Inc., a wholly-owned subsidiary of the Company, and Licensors (the "License Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue to Licensors an aggregate of 730,552 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The shares of Common Stock to be issued to Licensors under the License Agreement shall be referred to herein as the "Securities".

         B. To induce Licensors to execute and deliver the License Agreement, the Company has agreed to provide to Licensors certain rights to a registration of the Securities by the Company under the Securities Act of 1933 and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

                                   AGREEMENTS
                                   ----------

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Licensors agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings specified:

         Advice:  See Section 4 hereof.
         ------

         Agreement:  See the introductory paragraphs hereto.
         ---------

         Blackout Event means a determination by the Board made in good faith,
         --------------
after consulting with outside securities counsel, that the registration of Registrable Securities under the Securities Act or the continuation of the disposition of Registrable Securities pursuant to an effective Piggy-Back Registration Statement at such time (i) would have a material adverse effect upon a proposed material sale of all (or substantially all) of the assets of the Company or a material merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (ii) would require the Company to make a public disclosure of information, which disclosure would have a material adverse effect on the Company.

         Blackout Period:  See Section 3(a) hereof.
         ---------------

         Board:  The Board of Directors of the Company.
         -----

         Claim:  See Section 6(a) hereof.
         -----

         Common Stock:  See the introductory paragraphs hereto.
         ------------

         Company:  See the introductory paragraphs hereto.
         -------

         Exchange Act:  The Securities Exchange Act of 1934 and the rules and
         ------------
regulations of the SEC promulgated thereunder.

         Form S-3: Form S-3 of the SEC under the Securities Act or any successor
         --------
form.

         Holdback Period:  See Section 3(b) hereof.
         ---------------

         Holder:  Any registered holder of a Registrable Security or Registrable
         ------
Securities, including, without limitation, the Licensors (and any of Licensors' assignees).

         Indemnified Person:  See Section 6(c) hereof.
         ------------------

         Indemnifying Person:  See Section 6(c) hereof.
         -------------------

         License Agreement:  See the introductory paragraphs hereto.
         -----------------

         Licensors: See the introductory paragraphs hereto.
         ---------

         Losses:  See Section 6(a) hereof.
         ------

         NASD:  See Section 4(j) hereof.
         ----

         Other Holders:  See Section 2(a) hereof.
         -------------

         Other Shares:  See Section 2(a) hereof.
         ------------

         Other Investors: Any holder of equity securities of the Company or any
         ---------------
securities convertible into or exercisable or exchangeable for such equity securities, which holder is entitled by written agreement with the Company to have some or all of such securities included in a Piggy-Back Registration Statement.

         Participant:  See Section 6(a) hereof.
         -----------

         Person: An individual, trustee, corporation, partnership, limited
         ------
liability company, trust, unincorporated association, business association, firm or other legal entity.

         Piggy-Back Registration Statement:  See Section 2(a) hereof.
         ---------------------------------

         Prospectus: The prospectus included in any Piggy-Back Registration
         ----------
Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         Registrable Securities means any of the Securities. As to any
         --------------------------------------------------
particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Piggy-Back Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Piggy-Back Registration Statement,
(ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder without the lapse of any further time or the satisfaction of any condition, or (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent, and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law.

         Registration Expenses:  See Section 5(b) hereof.
         ---------------------

         Registration Period:  See Section 2(c) hereof.
         -------------------

         Registration Statement: Any registration statement of the Company filed
         ----------------------
with the SEC under the Securities Act, including the Prospectus, all amendments and supplements to such registration statement, post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         Requested Shares:  See Section 2(a) hereof.
         ----------------

         Rule 144: Rule 144 promulgated under the Securities Act, as such Rule
         --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC providing for public offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         Rule 415: Rule 415 promulgated under the Securities Act, as such Rule
         --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC:  The Securities and Exchange Commission or any successor federal
         ---
agency charged with the enforcement of the federal securities laws.

         Securities Act: See the introductory paragraphs hereto.
         --------------

         Subsidiary: Any corporation of which the Company owns securities
         ----------
representing a majority of the outstanding voting power or any partnership of which the Company (or a Subsidiary) holds a majority of the general partner interest.

         Underwritten Offering: A public offering of Common Stock, or other
         ---------------------
securities convertible into, or exercisable or exchangeable for, Common Stock that is underwritten on a firm commitment basis; provided that such offering shall be exclusively for the account of any one or more of the Company or Licensors (or any of Licensors' assignees).

2.       PIGGY-BACK REGISTRATION RIGHTS

         (a) If during the Registration Period (as defined herein) the Company proposes or is required to file with the SEC a registration statement under the Securities Act relating to any shares of Common Stock (other than a registration statement on Form S-8 or Form S-4 or any successor forms thereto, or any other registration statement that does not permit the inclusion therein of the Registrable Securities) (the "Piggy-Back Registration Statement"), the Company will each such time give prompt written notice of its intention to do so to each Holder. Upon the written request of any Holder given within 10 days after the delivery or mailing of such notice from the Company, the Company will use commercially reasonable efforts to include in such Piggy-Back Registration Statement that number of the Securities specified by Holder in such written request (subject to the limitations set forth in this Section 2(a) and in Section 2(b) below) (the "Requested Shares") so as to permit the public sale of such Requested Shares, provided that if the managing underwriter or underwriters advise the Company that marketing factors require a limit on the number of shares to be underwritten, the Company may (subject to the limitations set forth below) exclude all Requested Shares from, or limit the number of Requested Shares to be included in, the Piggy-Back Registration Statement and underwriting. In such event, the Company shall so advise each requesting Holder, and the number of Requested Shares and other shares ("Other Shares") requested to be included in such Piggy-Back Registration Statement and underwriting by other persons or entities that are then stockholders of the Company ("Other Holders"), after providing for all shares that the Company proposes to offer and sell for its own account, shall be allocated among the Requesting Holders and Other Holders pro rata on the basis of (i) the number of Requested Shares then held by the requesting Holders, and (ii) the aggregate number of Other Shares then held by Other Holders.

         (b) The right of any Holder to registration shall be conditioned upon
(i) such Holder's execution of the underwriting agreement agreed to among the Company and the managing underwriters selected by the Company for such underwritten offering, (ii) such Holder's completion and execution of all customary questionnaires and other documents which must be executed in connection with such underwriting agreement, and (iii) such Holder supplying the Company and the underwriter such additional information as may be necessary to register such Holder's Registrable Securities.

         (c) The registration rights granted pursuant to this Section 2, shall commence on July 1, 2001 and continue until the first to occur of (i) the date on which all of the Securities have been sold by the Holders, and (ii) the date on which all of the Securities may be immediately sold to the public without registration conditions or limitations, whether pursuant to Rule 144 or otherwise. The period of time commencing on July 1, 2001 and ending on the earliest of the dates described in items (i) and (ii) of this Section 2(c) shall be referred to as the "Registration Period".

3.       BLACKOUT AND HOLDBACK EVENTS

         (a) During any period of up to 90 days' duration following the occurrence of a Blackout Event (a "Blackout Period"), the Company shall not be required to file, or cause to be declared effective, under the Securities Act any Piggy-Back Registration Statement hereunder, or, if applicable, the Holders will discontinue the offer and sale of Registrable Securities pursuant to the Piggy-Back Registration Statement.

         (b) The Holders shall not, if requested by the managing underwriter or underwriters of an Underwritten Offering, effect any public or private sale of any Common Stock, including a sale pursuant to Rule 144, during the period ("Holdback Period") beginning 14 days prior to, and ending 90 days after, the effective date of the registration statement relating to such Underwritten Offering.

         (c) The Company shall promptly notify the Holders in writing of any decision not to file a Piggy-Back Registration Statement or not to cause a Piggy-Back Registration Statement to be declared effective or to discontinue sales of Registrable Securities pursuant to this Section 3, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as sales may resume.

4.       REGISTRATION PROCEDURES

         In connection with the filing of a Piggy-Back Registration Statement by the Company, the Company shall effect such registrations to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and in connection with such Piggy-Back Registration Statement the Company shall:

         (a) Prior to the filing of the Piggy-Back Registration Statement or any Prospectus or any amendments or supplements thereto, the Company shall provide Licensors with a copy of such Piggy-Back Registration Statement or any Prospectus or any amendments or supplements thereto.

         (b) Notify the selling Holders of Registrable Securities promptly (but in any event within five business days), and confirm such notice in writing: (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Piggy-Back Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, and (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Piggy-Back Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose.

         (c) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Piggy-Back Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable time.

         (d) Furnish to each selling Holder of Registrable Securities at the sole expense of the Company one conformed copy of the Piggy-Back Registration Statement, as applicable, and each post-effective amendment thereto.

         (e) Deliver to each selling Holder of Registrable Securities at the sole expense of the Company as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto; and, subject to the last paragraph of this Section 4, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (f) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any selling Holder reasonably requests; keep each such registration or qualification (or exemption therefrom) effective during the period such Piggy-Back Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Piggy-Back Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the Board determines to be contrary to the best interests of the Company and its stockholders.

         (g) Cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form in compliance with any applicable rules of a stock exchange on which the Common Stock is then listed; and enable such Registrable Securities to be in such denominations and registered in such names as Holders may reasonably request.

         (h) Upon the occurrence of any event or any information becoming known to the Company that makes any statement made in such Piggy-Back Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, as promptly as practicable prepare and (subject to Section 4(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to such Piggy-Back Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to Licensors of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (i) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 90 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Piggy-Back Registration Statement, which statements shall cover said 12-month periods.

         (j) Cooperate with each seller of Registrable Securities covered by any Piggy-Back Registration Statement in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

         (k) Use its reasonable best efforts to cause all Registrable Securities relating to any Piggy-Back Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Piggy-Back Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

         Each Holder of Registrable Securities understands that the Securities Act may require delivery of a Prospectus in connection with any sale thereof pursuant to a Piggy-Back Registration Statement, and each such Holder shall comply with the applicable Prospectus delivery requirements of the Securities Act in connection with any such sale.

         Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 4(b)(ii) hereof or any information becoming known that makes any statement made in such Piggy-Back Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Piggy-Back Registration Statement or Prospectus to be sold by such Holder until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(e) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

5.       REGISTRATION EXPENSES

         (a) All Registration Expenses shall be borne by the Company. Notwithstanding the foregoing, the sellers of the Registrable Securities being registered shall pay all (i) brokerage or underwriting fees, discounts and commissions attributable to the sale of such Registrable Securities, (ii) the fees and disbursements of any counsel or other advisors or experts retained by such sellers (severally or jointly), and (iii) transfer taxes on resale of any of the Registrable Securities by such sellers.

         (b) For purposes of this Agreement, "Registration Expenses" shall mean all fees and expenses incident to the compliance with this Agreement by the Company (other than fees and expenses referred to in the second sentence of Section 5(a) hereof), including, without limitation, (i) all registration and filing fees, including, without limitation, (A) any SEC or NASD filing fees and
(B) fees and expenses of compliance with state securities or blue sky laws, (ii) duplicating and copying expenses, (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company, (v) fees and expenses of all other Persons retained by the Company, including annual or special audit and "comfort" letters, (vi) stock exchange listing fees and expenses, if any, and (vii) the expenses relating to printing and distributing the Piggy-Back Registration Statement and any other documents necessary in order to comply with this Agreement.

6.       INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (collectively, "Losses") (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand (a "Claim")) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Piggy-Back Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented from time to time) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Company will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such Loss suffered or incurred by the Participants resulted from any Claim by any Person who purchased Registrable Securities which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with this Agreement.

         (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Piggy-Back Registration Statement, and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in such Piggy-Back Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities giving rise to such obligations.

         (c) If any Claim shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such Claim and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person, or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person or any affiliate and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and all such fees and expenses shall be reimbursed promptly as they are incurred. If the Company shall be the Indemnifying Person, any such separate firm for the Indemnified Persons shall be designated in writing by Participants who sold a majority in interest of Registrable Securities sold by all such Participants and reasonably acceptable to the Company. If the Company shall be the Indemnified Person, any such separate firm for the Company, its directors, its officers who sign a Piggy-Back Registration Statement and such control Persons of the Company shall be designated in writing by the Company. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person shall indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement involves only the payment of money damages that are actually paid by the Indemnifying Person or includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in the first and second paragraphs of this Section 6 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any Losses, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Person on the one hand or such Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

         (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such Claim. Notwithstanding the provisions of this Section 6, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f) Any Losses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the Indemnifying Person to the Indemnified Person as such Losses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any of Licensors, any Holder, any person who controls Licensors or any Holder, or any officers or directors of Licensors or such Holder, and (ii) any termination of this Agreement.

         (g) The indemnity and contribution covenants contained in this Section 6 are in addition to any liability which any Indemnifying Person may otherwise have to any Indemnified Person.

7.       RULE 144

         The Company will file the reports required to be filed by it under the Exchange Act in a timely manner in accordance with the requirements of the Exchange Act. The Company will also take such further action as any Holder of Registrable Securities issued by the Company may reasonably request, to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k).

8.       MISCELLANEOUS

         (a) The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (i) the Company, and (ii) the Holders of not less than a majority in aggregate amount of the then-outstanding Registrable Securities; provided, however, that Section 4 and this Section 8(a) may not be amended, modified or supplemented without the prior written consent of each Holder (including any person who was a Holder of Registrable Securities disposed of pursuant to any Piggy-Back Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Piggy-Back Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate amount of the Registrable Securities being sold by such Holders pursuant to such Piggy-Back Registration Statement.

         (b) Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

                           If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard, Suite 140
                           Winter Park, Florida  32792
                           Telecopy: (407) 678-9981
                           Attention: Chief Financial Officer

                           with a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue, Suite 901
                           St. Louis, Missouri 63105
                           Telecopy: (314) 746-4848
                           Attention: Timothy L. Elliott

                           and

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Telecopy: (312) 876-7934
                           Attention: Paul Miller

                           If to Licensors:

                           Luis A. Ruiz, M.D. and Sergio Lenchig
                           Calle 120 No. 20A-44, Apartment 401
                           Santefe de Bogota, Colombia
                           South America
                           Telecopy:57-1-629-3229 - attn: Sergio Lenchig Telecopy:57-1-218-5730 - attn: Luis A. Ruiz, M.D.

                           and

                           McCandlish Kaine
                           1111 East Main Street, 15th Floor
                           Richmond, Virginia 23219
                           Telecopy: (804) 775-3800
                           Attention: Allan S. Buffenstein, Esq.

         (c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the Holders; provided, however, that this Agreement shall not inure to the benefit of, or be binding upon, a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities.

         (d) This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

         (e) The headings in this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement.

         (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (g) Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (h) Holders of Registrable Securities are intended third party beneficiaries of the agreements made hereunder between the Company and Licensors and shall have the right to enforce this Agreement to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

         (i) This Agreement, together with the License Agreement and the other agreements among the parties of even date herewith or therewith, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

         (j) The Company agrees that during the time period beginning on the dated hereof and continuing until the Company has satisfied its obligations hereunder or until such obligations have expired, the Company will not enter into any agreement related to the registration of its securities which is inconsistent with the rights granted to the Holders pursuant to this Agreement. The rights granted to Licensors pursuant to this Agreement do not conflict with any other agreements to which the Company is a party.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

LASERSIGHT INCORPORATED                     LICENSORS

By: /s/Michael R. Farris                     /s/Luis A. Ruiz
   ------------------------                 ----------------------------
   Michael R. Farris                        Luis A. Ruiz, M.D.
   President and CEO
                                             /s/Sergio Lenchig
                                            ----------------------------
                                            Sergio Lenchig